No. 00237054
    ---------------

                                STATE of MISSOURI
                    JAMES C. KIRKPATRICK, Secretary of State

                              Corporation Division

                          Certificate of Incorporation

WHEREAS, duplicate originals of Articles of Incorporation of CONTEMPORARY PRODUCTIONS NORTHERN, INC. have been received and filed in the office of the Secretary of State, which Articles, in all respects, comply with the requirements of The General and Business Corporation Law:

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, by virtue of the authority vested in me by law, do hereby certify and declare CONTEMPORARY PRODUCTION NORTHERN, INC. a body corporate, duly organized this day and that it is entitled to all rights and privileges granted corporations organized under The General and Business Corporation Law; that the address of its initial Registered Office in Missouri is 120 South Central, Suite 1028, Clayton, Missouri 63105; that its period of existence is Perpetual; and that the amount of its Authorized Shares is 30,000 Common @ $1.00 Par Value.

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri. at the City of Jefferson, this 14th day of December, 1981.


                                         /s/ James C. Kirkpatrick
                                         ------------------------------------
                                                           Secretary of State

RECEIVED OF: CONTEMPORARY PRODUCTIONS NORTHERN, INC. Fifty three dollars and no/1.00-------------------------Dollars, $ 53.00 For Credit of General Revenue
Fund, on Account of Incorporation Tax and Fee.


                                         /s/ James C. Kirkpatrick
                                         ------------------------------------
                                                           Secretary of State
No. 00237054
    -----------

                STATE OF MISSOURI...OFFICE OF SECRETARY OF STATE

                    JAMES C. KIRKPATRICK, Secretary of State

                            ARTICLES OF INCORPORATION

Honorable James C. Kirkpatrick
Secretary of State
State of Missouri
Jefferson City, MO 65101

            The undersigned natural person(s) of the age of eighteen years of more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:

                                   ARTICLE ONE

            The name of the corporation is: CONTEMPORARY PRODUCTIONS NORTHERN, INC.

                                   ARTICLE TWO

            The address, including street and number, if any, of the corporation's initial registered office in this state is: 120 South Central, Suite 1028, Clayton, Missouri 63105 and the name of its initial agent at such address is: Richard M. Riezman

                                  ARTICLE THREE

            The aggregate number, class and par value, if any, of shares which the corporation shall have authority to issue shall be: 30,000 shares of common stock at a par value of $1.00 each

            The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows: None

                                  ARTICLE FOUR

            The extent, if any, to which the preemptive right of a shareholder to acquire additional shares is limited or denied:

            None

                                  ARTICLE FIVE

            The name and place of residence of each incorporator is as follows:

           Name                    Street                      City

      James P. Beck           120 South Central         Clayton, Missouri

                                   ARTICLE SIX

 X    The number of directors to constitute the first board of directors is one
--- (1). Thereafter the number of directors shall be fixed by, or in the manner provided in the bylaws. Any changes in the number will be reported to the Secretary of State within thirty calendar days of such change.

or

___ The number of directors to constitute the board of directors is _____. (The number of directors to constitute the board of directors must be stated herein if there are to be less than three directors. The persons to constitute the first board of directors may, but need not, be named).

                                  ARTICLE SEVEN

      The duration of the corporation is perpetual.

                                  ARTICLE EIGHT

      The corporation is formed for the following purposes: To produce shows, entertainment and programs of amusement to the public. To buy, sell, at wholesale and retail, exchange, lease, let, grant or take licenses in respect of, improve, develop, repair, manage and maintain personal property and real property of every kind, corporeal and incorporeal, and every kind of estate, right, or interest therein or pertaining thereto; to construct, improve, repair, raze, and wreck buildings, structures, and works of all kinds, for itself or for others; to buy, sell, and deal in building materials and supplies; to advance loans secured by mortgages or other liens on real estate; to act as loan broker; Generally to do everything suitable, proper and conducive to the successful conduct of a real estate agency and brokerage business in all its branches and departments; to transport, convey and deliver, as a private carrier, all kinds and character of commodities, for the company or for others, and to do all things necessary, convenient or incidental thereto; To borrow money and for such purposes, to execute notes, bonds, debentures or any other form of evidence of indebtedness, and to secure the payment of the same by mortgage, deed of trust or other form of encumbrance, pledge, or other form of hypothecation; To execute deeds, mortgages, deeds of trust, contracts and other types of written instruments; To purchase, acquire, own, hold, sell, assign, transfer or otherwise dispose of, mortgage, pledge or otherwise encumber shares of stock of this company or any other corporation or corporations of this state or any other state, county, nation or government, or any interest therein, and while owner thereof to exercise all rights, powers, and privileges of ownership pertaining thereto; To loan or otherwise invest on such terms and conditions as its Board of Directors may authorize; To buy or otherwise acquire, sell or otherwise dispose of, pledge or otherwise hypothecate stocks, bonds, notes, debentures, accounts receivable and all other types of securities, evidences of indebtedness or choses in action; To sell or otherwise dispose of stocks, bonds, debentures, or other securities issued by the company, or any other corporation, and to pay compensation for services rendered in connection therewith; To acquire, own, hold, buy, sell, transfer and otherwise dispose of patents and patent rights, trademark and tradenames, copyrights, licenses, franchises, permits and other evidences of right; To acquire, deal and purchase, own, hold, lease, mortgage or otherwise encumber, develop, exploit and dispose of mineral rights or royalty interests of every kind. The object and purposes for which the corporation is formed and the nature of business which may be transacted, promoted and carried on by the corporation are to do any and all of the things herein mentioned as fully and to the same extent as natural persons might or could do.

            IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 9th day of December, 1981.


                                             /s/ James P. Beck
                                        ------------------------------


                                        ------------------------------

STATE OF MISSOURI
                      SS.
COUNTY OF ST. LOUIS

      I, M. Jill Wehmer, a notary public, do hereby certify that on the 9th day of December, 1981, personally appeared before me, James P. Beck, (and __________________________________,) who being by me first duly sworn,
(severally) declared that he is (they are) the person(s) who signed the foregoing document as incorporator(s), and that the statements therein contained are true.


                                              /s/ M. Jill Wehmer
                                         -------------------------------
                                                     Notary Public
My Commission Expires:

       10/19/84
----------------------

No. 00237054
    ------------

                                STATE of MISSOURI
                    JAMES C. KIRKPATRICK, Secretary of State

                              Corporation Division

                          Certificate of Incorporation

WHEREAS, CONTEMPORARY PRODUCTIONS INCORPORATED (FORMERLY: CONTEMPORARY PRODUCTIONS NORTHERN, INC.) a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law,

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of the State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                            IN TESTIMONY WHEREOF, I have
                                            hereunto set my hand and affixed the
                                            GREAT SEAL of the State of Missouri,
                                            at the City of Jefferson, this 31st
                                            day of December, 1981


                                                /s/ James C. Kirkpatrick
                                                ------------------------------
                                                            Secretary of State

RECEIVED OF CONTEMPORARY PRODUCTIONS INCORPORATED Fifteen dollars and no/100------------------- Dollars, $15.00 For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.

No. 00237054                                    /s/ James C. Kirkpatrick
                                                ------------------------------
                                                            Secretary of State

                                                                          237054

              STATE OF MISSOURI . . . OFFICE OF SECRETARY OF STATE
                    JAMES C. KIRKPATRICK, Secretary of State

                     Amendment of Articles of Incorporation
                  (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO 65101

        Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

      (1) The present name of the Corporation is . . . CONTEMPORARY PRODUCTIONS NORTHERN , INC.

      The name under which it was originally organized was CONTEMPORARY PRODUCTIONS NORTHERN, INC.

      (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on December 24, 1981.

      (3) Article # I is amended to read as follows:

            The name of the corporation shall be CONTEMPORARY PRODUCTIONS INCORPORATED.

      (4) Of the 1,000 shares outstanding, 1,000 of such shares were entitled to vote on such amendment.

      The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                                           Number of
                     Class                            Outstanding Shares

                    Common                                   1,000

      (5) The number of shares voted for and against the amendment was as follows:

              Class                 No. Voted For             No. Voted Against

             Common                     1,000                        NIL

      (6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

            None

      If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

            None

      (7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

            N/A

        IN WITNESS WHEREOF, the undersigned   Steven F. Schankman
                                           ----------------------------
                                                 President

                                 has executed this instrument and its
--------------------------------
        Vice President

   Secretary, Sandra A. Krumrey   has affixed its corporate seal hereto and
---------------------------------
attested said seal on the 31st day of December, 1981.

      PLACE
 CORPORATE SEAL
      HERE
(IF NO SEAL, STATE "NONE")
        NONE                             CONTEMPORARY PRODUCTIONS NORTHERN, INC.
                                         ---------------------------------------
                                                 (Name of Corporation)

ATTEST:


    /s/ Sandra A. Krumrey                By /s/ Steven F. Schankman
-----------------------------------         ----------------------------------
    (Secretary or Asst. Secretary)              (President)

STATE OF MISSOURI )
                  )ss.
COUNTY OF COLE    )

            I, Charles J. Fain, a notary public, do hereby certify that on this 31st day of December 1981, personally appeared before me Steven F. Schankman, who, being by me first duly sworn, declared that he is the President of CONTEMPORARY PRODUCTIONS NORTHERN, INC. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                          /s/ Charles J. Fain
                                          ---------------------------------
                                              Notary Public
    (NOTARIAL
      SEAL)

My commission expires May 9, 1982

                                STATE OF MISSOURI
                    JAMES C. KIRKPATRICK, Secretary of State

                              CORPORATION DIVISION

          Statement of Change of Registered Agent or Registered Office
                      by Foreign or Domestic Corporations

                                  INSTRUCTIONS

      There is a $3.00 fee for filing this statement. It must be filed in DUPLICATE (both copies signed and notarized).

      The statement should be sealed with the corporate seal. If it does not have a seal, write "no seal" where the seal would otherwise appear.

      The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

      Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To:   SECRETARY OF STATE
      P.O. Box 778
      Jefferson City, Missouri 65102              Charter No. 00237054
                                                             ----------------

      The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1.    The name of the Corporation is Contemporary Productions Incorporated.

2.    The name of its PRESENT registered agent (before change) is Richard M.
      Riezman.

3.    The name of the new registered agent is Steven F. Schankman.

4. The address, including street number, if any, if its PRESENT registered office (before change) is 120 South Central, Suite 1028, Clayton, Missouri 63105.

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 680 Craig Road, Penthouse Suite, Creve Coeur, Missouri 63141.

6. The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

      IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT, attested by its SECRETARY this 29th day of October, 1985.

                                           Contemporary Productions Incorporated
                                           -------------------------------------
                                                   Name of Corporation


        (Corporate Seal)                By /s/ Steven F. Schankman
                                           -----------------------
                                                   President

        if no seal, state "none".

Attest:

       /s/ Carol M. Burton
-------------------------------
        Secretary

STATE OF MISSOURI  )
                   )ss.:
COUNTY OF ST. LOUIS)

      I, Nancy E. Bise, a Notary Public, do hereby certify that on the 29th day of October, 1985, personally appeared before me Steven F. Schankman who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

           (Notarial Seal)                /s/ Nancy E. Bise
                                          -----------------------------
                                              Notary Public

                                          My commission expires
                                                               -------------

              STATE OF MISSOURI . . . OFFICE OF SECRETARY OF STATE
                        ROY D. BLUNT, Secretary of State

                     STATEMENT OF CHANGE OF REGISTERED AGENT
                              OR REGISTERED OFFICE

                                  INSTRUCTIONS

--------------------------------------------------------------------------------
The filing fee for this change is $5.00.
Change must be filed in DUPLICATE.
The registered office may be, but need not be, the same as the place of business of the corporation or limited partnership, but the registered office and the business address of the agent must be the same. The corporation or limited partnership cannot act as its own registered agent.
Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. Forms are available upon request.
--------------------------------------------------------------------------------

                                                 Charter No. 00237054
                                                            ----------------

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:


(1)   The name of the corporation/ltd. partnership is:

            Contemporary Productions Inc.
      --------------------------------------------------------------------------

(2)   The name of its registered agent before this change is:

            Steven F. Schankman
      --------------------------------------------------------------------------

(3)   The name of the new registered agent is: Steven F. Schankman
                                               ---------------------------------

(4) The address, including the street number, if any, of its registered office before this change is:

            680 Craig Rd., Penthouse Suite, Creve Coeur, MO 63141
      --------------------------------------------------------------------------

(5) Its registered office (including street number, if any change is to be made) is hereby CHANGED TO:

            1401 S. Brentwood, 7th Floor, St. Louis, MO 63144
      --------------------------------------------------------------------------

(6) The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7) Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its PRESIDENT or VICE PRESIDENT of the corporation, or GENERAL PARTNER of the limited partnership, and attested to by the assistant secretary if a corporation on the 15th day of April, 1991.

                                      CONTEMPORARY PRODUCTIONS INC.
                                      ------------------------------------------
                                      Name of corporation or limited partnership

      (CORPORATE SEAL)
      If no seal, state "none"


             NONE                  By /s/ Steven F. Schankman
                                      -----------------------------------------
                                      President or Vice President of corporation
                                                     or
                                      General Partner of limited partnership

Attest:


     /s/ Carol M. Burton
--------------------------------
Secretary or Assistant Secretary
       of corporation

State of Missouri
                      ss
County of St. Louis

      I, Carol M. Burton, a Notary Public, do hereby certify that on the 15th day of April 1991, personally appeared before me Steven F. Schankman who declares he is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                                  /s/ Carol M. Burton
                                             --------------------------------
                                                      Notary Public

               (Notarial Seal)

                                             My commission expires 9/8/92
                                                                   -----------

SECRETARY OF STATE
P.O. BOX 778
JEFFERSON CITY, MO 65102